UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007 (November 12, 2007)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 12, 2007, Bob Evans Farms, Inc. issued a news release announcing unaudited financial results for the second fiscal quarter ended October 26, 2007. A copy of this news release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired — Not Applicable
     (b) Pro Forma Financial Information — Not Applicable
     (c) Shell Company Transactions — Not Applicable
     (d) Exhibits:

Exhibit No.	Description

99	News release issued by Bob Evans Farms, Inc. on November 12, 2007 announcing unaudited financial results for the second fiscal quarter ended October 26, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Dated: November 13, 2007	By:	/s/ Donald J. Radkoski

Donald J. Radkoski Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 13, 2007

Exhibit No.	Description

99	News release issued by Bob Evans Farms, Inc. on November 12, 2007 announcing unaudited financial results for the second fiscal quarter ended October 26, 2007